SECURITY AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 24, 2003

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                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)

DELAWARE                              1-4908               44-2207613
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(State or other jurisdiction          (Common File         (I.R.S. employer
of incorporation)                     Number)              identification No.)

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                    770 Cochituate Road, Framingham, MA 01701
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               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 390-1000
               Registrant's Telephone Number (including area code)

                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)

ITEM 5. OTHER EVENTS

On December 24, 2003, The TJX Companies, Inc. announced that it had completed the purchase of substantially all of the assets of Bob's Stores, Inc. and its subsidiaries, pursuant to an agreement previously announced on October 22, 2003.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

Exhibit Number    Title
--------------    -----

99.1              Press Release, dated December 24, 2003 of The TJX Companies,
                  Inc.

                                       2

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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 THE TJX COMPANIES, INC.



                                                 /s/ Donald G. Campbell
                                                 -------------------------------
                                                 Donald G. Campbell
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated:  December 24, 2003

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Press Release, dated December 24, 2003 of The TJX Companies,
                  Inc.

                                       4